SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 26, 2011

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 No. 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Press Release

On January 26, 2011, Dynegy Inc. (“Dynegy”) issued a press release that included a letter responding to Seneca Capital L.P.’s request that the Company waive certain provisions of the Stockholder Protection Rights Agreement, dated as of November 22, 2010, and as amended on December 15, 2010, between Dynegy and Mellon Investor Services LLC, as Rights Agent. A copy of the press release is included as Exhibit 99.1 hereto and incorporated by reference herein.

Communication with Employees

On January 26, 2011, Dynegy sent its employees a message from the Dynegy executive management team and a series of questions and answers to frequently asked questions. A copy of the message and frequently asked questions is included as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Document

99.1	Press Release issued by Dynegy Inc. on January 26, 2011.

99.2	Message from the Executive Management Team and Frequently Asked Questions sent to Employees of Dynegy Inc. dated January 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: January 26, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: January 26, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release issued by Dynegy Inc. on January 26, 2011.

99.2	Message from the Executive Management Team and Frequently Asked Questions sent to Employees of Dynegy Inc. dated January 26, 2011.